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                                                                  EXHIBIT 99.2

                      NOTICE OF GUARANTEED DELIVERY FOR
                      BEAR ISLAND PAPER COMPANY, L.L.C.
                                      &
                        BEAR ISLAND FINANCE COMPANY II

   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Bear Island Paper Company, L.L.C. (the "Company") and Bear Island Finance Company II ("FinCo" and, together with the Company, the
"Issuers") made pursuant to the Prospectus, dated            , 1998 (the
"Prospectus"), if certificates for the outstanding 10% Senior Secured Notes due 2007 of the Issuers (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach First Trust of New York, National Association, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

  Delivery To: First Trust of New York, National Association, Exchange Agent


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                     By Hand:                                    By Mail:
  First Trust of New York, National Association      First Trust Naitonal Association
            Corporate Trust Operations                        P.O. Box 64485
            100 Wall Street, Suite 2000               St. Paul, Minnesota 55164-9549
             New York, New York 10005


               By Overnight Express:                           By Facsimile:
         First Trust National Association                     (612) 244-1537
             Attn: Specialized Finance                   Attn: Specialized Finance
               100 East Fifth Street                     Telephone: (800) 934-6802
             St. Paul, Minnesota 55101

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   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE,
OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Issuers the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes
 Tendered:*

$ ____________________
Certificate Nos. (if available):


--------------------------------------
Total Principal Amount Represented by
 Old Notes Certificate(s):

$
  ------------------------------------

                                                    If Old Notes will be
                                                    delivered by book-entry
                                                    transfer to The
                                                    Depository Trust Company,
                                                    provide account number.

                                      Account Number:
                                                    -------------------------

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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   ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE
UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL
REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                               PLEASE SIGN HERE

X
  -------------------------        -------------
X
  -------------------------        -------------
   Signature(s) of Owner(s)             Date
   or Authorized Signatory


   Area Code and Telephone Number:
                                   -------------------------------

   Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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                                  GUARANTEE
                   (Not to be used for signature guarantee)

   The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.



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                                 Name of Firm



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                                   Address



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                                                                      Zip Code



Area Code and Tel. No.:
                        --------------------------------

                           --------------------------
                              Authorized Signature


                           --------------------------
                                     Title


                      Name:
                           --------------------------
                             (Please Type or Print)


                     Dated:
                           --------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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